Exhibit 99

                                MARVIN ROSTOLDER
                                 HOFFSTOTS LANE
                             SANDS POINT, NY 11050



January 9, 2001


Vlado P. Hreljanovic, Chairman
Juniper Group, Inc.
111 Great Neck Road
Great Neck, New York  11021

Dear Vlado:

I enjyed working with you over the years as a member of the Board of Directors of Juniper. However, for personal reasons I hereby resign immediately as a member of the Board of Directors.

I wish you and the Company continued success in the future.

Sincerely,


/s/ Marvin D. Rostolder
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Marvin D. Rostolder